EXHIBIT 32

      CERTIFICATION PURSUANT TO 18 U.S.C. SEC. 1350, AS ADOPTED PURSUANT TO
                   SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing with the Securities and Exchange Commission of the Annual Report of Equus Gaming Company L.P. (the "Company") on Form 10-K for the year ended December 31, 2002 (the "Report"), I, Thomas B. Wilson, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Thomas  B.  Wilson
-----------------------
Thomas  B.  Wilson,  Chief
Executive  Officer  and  Acting
Chief  Financial  Officer

October  14,  2004


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